EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, thE undersigned hereby certifies that the Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 of Winecom Inc. (the "Company") fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2011


/s/ Shamir Benita
--------------------------------------
Shamir Benita,
Secretary, Treasurer and Director
(Principal Accounting Officer and
Principal Financial Officer)